                                                                    EXHIBIT 10.5

                            METRO-GOLDWYN-MAYERINC.
                AMENDED AND RESTATED 1996 STOCK INCENTIVE PLAN

     This Amended and Restated Stock 1996 Incentive Plan (the "Plan") of Metro-Goldwyn-Mayer Inc., a Delaware corporation formerly known as P&F Acquisition Corp. ("MGM"), is an amendment and restatement of the 1996 Management Stock Option and Bonus Plan of MGM and Metro-Goldwyn-Mayer Studios Inc., a Delaware corporation formerly known as Metro-Goldwyn-Mayer Inc.

SECTION 1.  PURPOSE OF PLAN

     The purpose of this Plan is to enable MGM and its subsidiaries to attract, retain and motivate its and its subsidiaries' employees by providing for or increasing the proprietary interests of those employees in MGM.

SECTION 2.  PERSONS ELIGIBLE UNDER THE PLAN

     Any employee of MGM or any of its subsidiaries (a "Participant") is eligible for the grant of "Awards" (defined below).

SECTION 3.  AWARDS

     (a) Subject to Section 3(e) hereof, the "Committee" (defined below), on behalf of MGM, is authorized under this Plan to enter into any type of arrangement with a Participant that is not inconsistent with the provisions of this Plan (including, without limitation, Stock Option Agreements in the form of Exhibit A (the "Series A Option and Series B Option Stock Option Agreement")) and that, by its terms, involves or might involve the issuance of (i) shares of Common Stock of the Company ("Common Shares") or (ii) a "Derivative Security" (as that term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or successor rule, in each case as it may be amended from time to time) with an exercise or conversion privilege at a price related to the Common Shares or with a value derived from the value of the Common Shares. The entering into of any such arrangement is referred to below as the "grant" of an "Award."

     (b) Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an Award may consist of one such security or benefit or two or more of them in tandem or in the alternative.

     (c) Awards may be issued, and Common Shares may be issued pursuant to Awards, for any lawful consideration, as determined by the Committee, including, without limitation, services rendered or to be rendered by recipients of Awards.

     (d) Subject to the provisions of this Plan, the Committee, in its sole and absolute discretion, is to determine all of the terms and conditions of each Award granted under this Plan, which terms and conditions may include, among other things, provisions:

             (i) permitting the recipient of the Award to pay the purchase price of the Common Shares or other property issuable pursuant to the Award, or the recipient's tax withholding obligation with respect to the issuance, in whole or in part, by any one or more of the following:

               (A)  the delivery of cash;

               (B) the delivery of other property deemed acceptable by the Committee;

               (C) the delivery of previously owned shares of capital stock of the Company; or

               (D) a reduction in the amount of Common Shares or other property otherwise issuable pursuant to the Award.

            (ii) specifying the exercise or settlement price for any option, stock appreciation right or similar Award, or specifying the method by which the price is determined, provided that the exercise or settlement price of any option, stock appreciation right or similar Award that is intended to qualify as "performance based compensation" under Section 162(m) (or successor provision), as it may be amended from time to time ("Section 162(m)"), of the Internal Revenue Code of 1986, as amended (the "Code"), will not be less than the Fair Market Value of a Common Share on the date the Award is granted and that the exercise price of any option intended to qualify as an "incentive stock option" ("Incentive Stock Option") under Section 422 of the Code (or successor provision) as amended from time to time will not be less than the Fair Market Value of a Common Share on the date the option is granted;

           (iii) relating to the exercisability and vesting of Awards, lapse or non-lapse restrictions on the Common Shares obtainable under Awards and the termination, expiration or forfeiture of Awards;

            (iv) restricting the transferability of Awards or Common Shares issuable under Awards;

             (v) conditioning or accelerating the receipt of benefits pursuant to Awards, either automatically or in the discretion of the Committee, upon the occurrence of specified events, including, without limitation, continued employment by the Company, a change of control of the Company (as defined by the Committee), an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company or an event of the type described in Section 7 of this Plan; or

            (vi) required in order for the Award to qualify as (x) an Incentive Stock Option or (y) as "performance based compensation" under Section 162(m).

     (e) Notwithstanding the foregoing, Series A Options in respect of an aggregate of not greater than 62,468 Common Shares and Series B Options in respect of an aggregate of not greater than 62,468 Common Shares will be granted concurrent with the effectiveness of this Plan pursuant to option agreements in the form of Exhibit A to this Plan. All other Awards must be granted pursuant to an agreement containing such terms and conditions as the Committee establishes; provided, however, that any other Awards granted prior to or concurrent with the IPO (defined below) require the approval of a majority of the members of the Board (defined below).

SECTION 4.  STOCK SUBJECT TO PLAN

     (a) The aggregate number of Common Shares that may be issued pursuant to all Incentive Stock Options granted under this Plan may not exceed 195,000, subject to adjustment as provided in Section 7 of this Plan.

     (b) The aggregate number of Common Shares and Derivative Securities issued and issuable pursuant to all Awards (including all Incentive Stock Options) granted under this Plan may not at any time exceed 195,000, subject to adjustment as provided in Section 7 of this Plan.

     (c) For purposes of Section 4(b) of this Plan, the aggregate number of Common Shares issued and issuable pursuant to Awards granted under this Plan at any time will be deemed to be equal to the sum of the following:

            (i) the number of Common Shares and Derivative Securities that were issued prior to that time pursuant to Awards granted under this Plan (including for this purpose the Original Plan), other than Common Shares that were subsequently reacquired by the Company pursuant to the terms and conditions of those Awards and with respect to which the holder thereof received no benefits of ownership, such as dividends; plus

           (ii) the number of Common Shares that were otherwise issuable prior to that time pursuant to Awards granted under this Plan, but that were withheld by the Company as payment of the purchase price of the Common Shares issued pursuant to the Awards or as payment of the recipient's tax withholding obligation with respect to the issuance; plus

          (iii) the maximum number of Common Shares and Derivative Securities that are or may be issuable at or after that time pursuant to Awards granted under this Plan prior to that time.

SECTION 5.  DURATION OF PLAN

     No Awards may be made under this Plan after September 30, 2006. Although Common Shares may be issued after September 30, 2006 pursuant to Awards made on or prior to that date, no Common Shares shall be issued under this Plan after September 29, 2016.

SECTION 6.  ADMINISTRATION OF PLAN

     (a) This Plan will be administered by the Compensation Committee (the "Committee") of the Board of Directors of MGM (the "Board").

     (b) Subject to the provisions of this Plan, the Committee is authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the following:

            (i) adopt, amend and rescind rules and regulations relating to this Plan;

           (ii) determine which persons are Participants and to which of such Participants, if any, Awards will be granted;

          (iii) grant Awards to Participants and determine the terms and conditions thereof, including the number of Common Shares issuable pursuant thereto;

           (iv) accelerate the exercisability of an Award or extend the period during which an owner of an Award may exercise his or her rights under such Award (but not beyond September 29, 2016);

            (v) determine whether and the extent to which adjustments are required pursuant to Section 7 of this Plan; and

           (vi) interpret and construe this Plan and the terms and conditions of any Award granted under this Plan.

SECTION 7.  ADJUSTMENTS

     If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or if cash, property or securities are distributed in respect of those outstanding securities, in any case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of the transaction provide otherwise, the Committee will make appropriate and proportionate adjustments in (a) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Incentive Stock Options and other Awards previously granted under this Plan, (b) the maximum number and type of shares or other securities that may be issued pursuant to Incentive Stock Options and other Awards thereafter granted under this Plan and (c) the maximum number of Common Shares for which Awards may be granted during any one calendar year; provided, however, that no adjustment may
                                      --------  -------
be made to the number of Common Shares that may be acquired pursuant to outstanding Incentive Stock Options or the maximum number of Common Shares with respect to which Incentive Stock Options may be granted under this Plan to the extent the adjustment would result in those options being treated as other than Incentive Stock Options; provided,
                         --------
further, that, after the IPO, no adjustment will be made to the extent the
-------
Committee determines that the adjustment would result in the disallowance of a federal income tax deduction for compensation attributable to Awards by causing the compensation to be other than "performance-based compensation" within the meaning of Section 162(m)(4)(C); and, provided, further, that with respect to
                                      --------  -------
the Series A Options and Series B Options subject to the Series A Option and Series B Option Stock Option Agreement, the provisions of Section 8 of the Series A Option and Series B Option Stock Option Agreement will govern the antidilution and other adjustments provided for therein.

SECTION 8.  AMENDMENT AND TERMINATION OF THE PLAN

     The Board may amend or terminate this Plan at any time and in any manner, subject to the following limitations:

          (a) No amendment or termination may deprive the recipient of any Award previously granted under this Plan, without the consent of the recipient, of any of his or her rights thereunder or with respect thereto; and

          (b) Each amendment to this Plan will require approval by the Company's shareholders, to the extent required to comply with Rule 16b-3 (if applicable), Sections 422 and 162(m) and other applicable provisions of or rules under the Code, as amended from time to time, but only if the Amendment would (a) increase the maximum number of Common Shares that may be issued pursuant to (i) all Awards granted under this Plan, (ii) all Incentive Stock Options granted under this Plan or (iii) Awards granted under this Plan during any calendar year to any one Participant, (b) change the class of persons eligible to receive Awards under this Plan, (c) otherwise materially increase the benefits under this Plan accruing to Participants who are subject to Section 16 of the Exchange Act as amended from time to time (or successor provision) in a manner not specifically contemplated by this Plan or (d) affect compliance of this Plan with Rule 16b-3 (if applicable) or applicable provisions of the Code, as amended from time to time.

SECTION 9.  EFFECTIVE DATE OF THE PLAN

     All of the conditions to the effectiveness of this Plan have been satisfied, and this Plan, as amended and restated hereby, became effective as of November __, 1997./*/


-----------------
/*/ This date will be the date on which the Conditions set forth in the Modification and Cancellation Agreements have been satisfied.

SECTION 10.  DEFINITION OF "FAIR MARKET VALUE"

     For purposes of this Plan, "Fair Market Value" means the fair market value of the Common Shares. If the Common Shares are not publicly traded, fair market value will be determined by the Board or the Committee and may be computed by any method which the Board or the Committee in good faith believes will reflect the fair market value of the Common Shares on the date of determination. If the Common Shares are publicly traded, fair market value will be the closing sale price per share of the Common Shares, for securities listed on a national securities exchange, or the closing bid price per share of the Common Shares, for securities quoted by NASDAQ, on the day in question (or, if such day is not a trading day or if no sales of Common Shares were made on such day, on the nearest preceding trading day on which sales of Common Shares were made), as reported in The Wall Street Journal, Western Edition, or, if trading in the
            ----------------------------------------
Common Shares is not then reported in The Wall Street Journal, Western Edition,
                                      ----------------------------------------
at the closing sale or bid price as may then appear in what the Board or the Committee in its judgment then deems to be the most nearly comparable listing or reporting service.

                           METRO-GOLDWYN-MAYER INC.
                            STOCK OPTION AGREEMENT
                                PURSUANT TO THE
                AMENDED AND RESTATED 1996 STOCK INCENTIVE PLAN

     This Stock Option Agreement (this "Agreement") is entered into as of November __, 1997 by Metro-Goldwyn-Mayer Inc., a Delaware corporation formerly known as P&F Acquisition Corp. ("MGM"), and the person named below as Participant.

          THE SECURITIES REPRESENTED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND THEY MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAW OR MGM HAS RECEIVED AN OPINION OF COUNSEL (WHICH COUNSEL AND OPINION SHALL BE SATISFACTORY TO THE MGM'S COUNSEL) THAT REGISTRATION UNDER THE ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

     1.  OPTIONS.
         -------

     (a) Pursuant to MGM's Amended and Restated 1996 Stock Incentive Plan (the "Amended and Restated Plan") and a Modification and Cancellation Agreement, dated as of November 5, 1997, among MGM, Metro-Goldwyn-Mayer Studios Inc., a Delaware corporation formerly known as Metro-Goldwyn-Mayer Inc. ("Studios"), and Participant (the "Modification and Cancellation Agreement"), Participant has been granted the Series A Option (the "Series A Option") and the Series B Option (the "Series B Option" and, collectively with the Series A Option, the "Options") to purchase the number of Common Shares set forth for each Option after Participant's signature below, on the terms and conditions set forth in the Amended and Restated Plan, the Modification and Cancellation Agreement and this Agreement.

     (b) The Series A Option is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Series B Option is intended to be an "incentive stock option" within the meaning of Section 422 of the Code to the maximum extent permitted under Section 422(d) of the Code. The portion so qualifying is referred below to as the "Series B ISO", and the portion not so qualifying is referred below to as the "Series B Non-ISO".

     (c) Participant acknowledges that, even though the Series B ISO is intended to qualify as an "incentive stock option" under Section 422 of the Code, there is no assurance that the Internal Revenue Service (the "Service") will accept that treatment. If the Service successfully challenges the status of the Series B ISO as an "incentive stock option," MGM will have no liability to Participant for any adverse tax consequences.

     2.  CERTAIN DEFINITIONS.  The definitions in Schedule 1 hereto of the
         -------------------
following terms are incorporated in, and used in, this Agreement:  "Affiliate",
                                                                    ---------
"Cause", "Common Shares", "Control", "Designated Change in Control", "Good
 -----    -------------    -------    ----------------------------    ----
Reason", "Permanent Disability", "Seven" and "Tracinda".  In addition, the
------    --------------------    -----       --------
definitions set forth below in this Section 2 are also used in this Agreement.

          "Amended and Restated Shareholders Agreement" means the Amended and
           -------------------------------------------
     Restated Shareholders Agreement dated as of August 4, 1997 among MGM, Studios, Seven, Tracinda and certain employees of MGM or one or more of its subsidiaries.

          "Date of Grant" means the first date that Participant was granted
           -------------
     options under the Original Plan.

          "IPO" means the initial public offering of Common Shares of MGM.
           ---

          "Majority in Interest" means, as of any date, the holders on that date
           --------------------
     of a majority of the Options (based on the number of Common Shares then subject to all Series A Options and Series B Options) then outstanding, whether or not vested.

          "Original Plan" means the 1996 Management Stock Option and Bonus Plan
           -------------
     of MGM and Studios, before it was amended and restated to become the Amended and Restated Plan.

          "Permitted Transferee" means, with respect to Participant, (i) the
           --------------------
     successors in interest to Participant upon the death or incompetence of Participant and (ii) Participant's spouse; provided that, in respect of any
                                                --------
     transfer by Participant to Participant's spouse during Participant's lifetime pursuant to clause (ii) of this sentence, Participant must retain power to make all decisions under this Agreement or otherwise with respect to the Series A Option or Series B Option being transferred in whole or in part; and, provided, further, that prior written notice of the transfer has
                --------  -------
     been given to MGM by Participant (except in the case of the death of Participant) and that the Permitted Transferee agrees (in advance of the transfer in any case other than the death of Participant) in a written agreement reasonably satisfactory to MGM and Participant (except in the case of the death of Participant), to be bound by the terms of this Agreement and the Amended and Restated Shareholders Agreement. All references to Participant in this Agreement will include Participant's Permitted Transferees unless the context otherwise requires.

     3.  GENERAL VESTING PROVISIONS.  Except as otherwise provided in Section 4
         --------------------------
of this Agreement, the Series A Option and Series B Option that Participant has been granted as of the date of this Agreement will vest or be vested as follows:

          (a) if Section 3(a) is applicable to Participant (as set forth following Participant's signature below), then on October 1, 1997 Participant became vested with respect to 20% of his or her Series A Option and 20% of his or her Series B Option and thereafter will vest with respect to 1/60 of each of his or her Series A Option and Series B Option on the first day of each month thereafter through and including October 1, 2001, except to the extent the Series A Option or Series B Option is earlier terminated in whole or in part; or

          (b) if Section 3(b) is applicable to Participant (as set forth following Participant's signature below), then Participant will vest with respect to 20% of his or her Series A Option and 20% of his or her Series B Option on the first anniversary of the Date of Grant of options to Participant under the Original Plan, as set forth following Participant's signature below, and thereafter will vest with respect to 1/60 of each of his or her Series A Option and Series B Option on the first day of each month thereafter through and including the fifth anniversary of that Date of Grant, except to the extent the Series A Option or Series B Option is earlier terminated in whole or in part.

     The Series A Option and the Series B Option may be exercised only if (i) the Option is, except as provided in Sections 5(b) and (d) hereof, vested with respect to the number of Common Shares as to which it is then being exercised and (ii) any other conditions to exercise are satisfied. By way of illustration, if Participant has the Series A Option to purchase 1,000 Common Shares, is 50% vested with respect to the Series A Option and all other conditions to exercise of the Option are satisfied, then Participant may exercise the Series A Option with respect to 500 of the Common Shares subject thereto.

     Except as provided in Section 4 hereof, vesting will cease at any time that Participant ceases to be an employee of at least one of MGM, Studios or any subsidiary of MGM or Studios.

     4.  ACCELERATION OF VESTING OF OPTIONS.
         ----------------------------------

     (a)  Termination of Employment.
          -------------------------

          (i)  Death or Permanent Disability.  If Participant ceases to be
               -----------------------------
     employed by at least one of MGM, Studios or any subsidiary of MGM or Studios by reason of his or her death or Permanent Disability, then
     (A) the portions of his or her Options that have not become vested on or prior to the date of death or Permanent Disability will become fully vested on that date and (B) Participant's Options will be exercisable on the dates and subject to the conditions provided in Sections 5, 6 and 9 hereof.

         (ii)  Termination for Cause or Resignation without Good Reason.  If
               --------------------------------------------------------
     Participant ceases to be employed by at least one of MGM, Studios or any subsidiary of MGM or Studios due to termination of his or her employment for Cause or Participant's resignation from his or her employment without Good Reason, then (A) the portions of his or her Options that have not become vested on or prior to the date of such termination or resignation will terminate immediately without the payment of any consideration to Participant and (B) the vested portions of all of Participant's Options will be exercisable on the dates and subject to the conditions provided in Sections 5, 6 and 9 hereof; provided, however, that no such Option will be
                                 --------  -------
     exercisable in whole or in part after the expiration of 90 days following such termination or resignation.

          (iii)  Termination without Cause or Resignation with Good Reason.  If
                 ---------------------------------------------------------
     Participant ceases to be employed by at least one of MGM, Studios or any subsidiary of MGM or Studios due to his or her termination without Cause or his or her resignation from his or her employment for Good Reason, then (A) the portions of his or her Options that have not become vested on or prior to the date of such termination or resignation will become fully vested on the date of such termination or resignation and (B) Participant's Options will be exercisable on the dates and subject to the conditions provided in Sections 5, 6 and 9 hereof.

     (b)  Designated Change in Control.  Immediately prior to the occurrence of
          ----------------------------
a Designated Change in Control, (A) the portions of Participant's Options that have not become vested on or prior to the Designated Change in Control will become fully vested and (B) Participant's Options will be exercisable on the dates and subject to the conditions provided in Sections 5, 6 and 9 hereof. MGM will, not later than 15 business days after the occurrence of any Designated Change in Control, provide Participant with written notice outlining the transaction and Designated Change in Control in reasonable detail and describing the arrangements, if any, made or proposed to be made so that prejudice to Participant is avoided in connection with the transaction and Designated Change in Control.

     (c)  Dissolution or Liquidation.  Upon the taking of any action by the
          --------------------------
Board of Directors or stockholders of MGM to authorize the dissolution or liquidation of MGM, whichever occurs later, but subject to the dissolution or liquidation occurring, (A) the portion of Participant's Options that have not become vested will become fully vested, and (B) Participant's Options will be exercisable on the date and subject to the conditions provided in Sections 5, 6 and 9 hereof and (C) Participant's Options will terminate upon the consummation of the dissolution or liquidation of MGM. MGM will, no later than the earlier to occur of (x) 15 days after the date the Board of Directors or stockholders of MGM authorizes the dissolution or liquidation of MGM or (y) 15 business days prior to the consummation of any dissolution or liquidation of MGM, provide Participant with written notice outlining the transaction and the dissolution or liquidation in reasonable detail and describing the arrangements, if any, made or proposed to be made so that prejudice to Participant is avoided in connection with the dissolution or liquidation.

     5.  EXERCISABILITY OF OPTIONS.
         -------------------------

     (a) Except as otherwise provided in this Section 5, (x) the Series A Option, to the extent then vested, will become exercisable from and after October 1, 2001 and (y) the Series B Option, to the extent then vested, will become exercisable from and after December 31, 2001.

     (b) If the IPO occurs prior to October 1, 2001, the Series A Option, to the extent then or thereafter vested pursuant to Section 3 from time to time, will become exercisable from and after the six month anniversary of the IPO.

     (c) Options (all of which will then become fully vested as provided in Sections 3 and 4 hereof) will be exercisable at any time or from time to time following the death or Permanent Disability of Participant, termination of Participant's employment by MGM, Studios or any subsidiary of MGM or Studios without Cause or resignation of employment by Participant with Good Reason, a Designated Change in Control or a dissolution or liquidation of MGM.

     (d) Without limiting the provisions of this Agreement that would result in Options, to the extent vested, becoming exercisable prior to October 1, 2001 (as to the Series A Option) or December 31, 2001 (as to the Series B Option), Options (whether or not vested) will become exercisable to the extent necessary to permit Participant to participate in a sale of securities pursuant to the exercise of his or her rights under Article III of the Amended and Restated Shareholders Agreement; provided that, in exercising these rights (w) to the
                        --------
extent the Series B Option is not then exercisable, the Series A Option must be exercised, to the extent then vested, before the Series B Option, to the extent vested, is exercised, (x) thereafter, the Series B Option, to the extent then vested, must be exercised before the Series A Option, to the extent not vested, is exercised, (y) then, the balance of the Series A Option must be exercised before the balance of the Series B Option is exercised and (z) thereafter, the balance of the Series B Option will be exercisable.

     6.  EXERCISE OF OPTIONS; FRACTIONAL INTERESTS.
         -----------------------------------------

     (a)  The exercise price (the "Exercise Price") per Common Share of the
                                   --------------
Series A Option and the Series B Option is $1,000.

     (b) Options may be exercised (x) during Participant's lifetime only by Participant personally or by his or her Permitted Transferees and (y) after Participant's death only by a Permitted Transferee. Options that are exercisable (as determined in accordance with Sections 3, 4 and 5 hereof) may only be exercised by one of the methods set forth in Sections 6(c) hereof, which method of exercise shall be selected by Participant or such Permitted Transferee in his or her sole discretion.

     (c) Participant may exercise Options by the delivery to MGM of a written notice of exercise (the "Exercise Notice"), which notice must specify the number
                         ---------------
of Common Shares as to which the Option is being exercised (the "Exercised
                                                                 ---------
Option Portion") and the aggregate Exercise Price for the Exercised Option
--------------
Portion, together with payment in full of the aggregate Exercise Price in cash or by check payable to MGM; provided, however, that payment of the aggregate
                            --------  -------
Exercise Price may instead be made, in whole or in part, by one or more of the following means selected by Participant or such Permitted Transferee in his or her sole discretion:

           (i) the delivery to MGM of a certificate or certificates representing Common Shares that are "mature" shares (as that term is used in Bulletin No. 84-18 of the Emerging Issues Task Force of the Financial Accounting Standards Board), duly endorsed or accompanied by duly executed stock powers, which delivery effectively transfers to MGM good and valid title to those Common Shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such Common Shares to be valued on the basis of the aggregate "Fair Market Value" (defined in Section 7 hereof) on the date Participant delivers his or her Exercise Notice applicable to that exercise to MGM (the "Option Determination Date")); or
                  -------------------------

          (ii) the delivery, concurrently with the exercise and in accordance with Section 220.3(e)(4) of Regulation T promulgated under the Securities Exchange Act of 1934, as amended (or, if applicable, any successor Section), of a properly executed exercise notice for the Exercised Options and irrevocable instructions to a broker promptly to deliver to MGM a specified dollar amount of the proceeds of a sale or a loan secured by the Common Shares issuable upon exercise of the Exercised Option Portion.

     (d) MGM is not required to issue fractional shares upon the exercise of Options. If more than one Option is presented for exercise at the same time by Participant, the number of full shares which are issuable upon the exercise of the Option will be computed on the basis of the aggregate number of shares purchasable on exercise of the Options so presented. If any fraction of a share would, except for the provision of this Section 6(d), be issuable on the exercise of any Option (or specified portions thereof), upon payment in full of the Exercise Price with respect to such fraction of a share, MGM will pay an amount in cash equal to the same fraction of the Fair Market Value of the share on the day immediately preceding the date the Option is presented for exercise, provided that, at the request of Participant, the Exercise Price with respect to
--------
the fraction of a share may be netted against the cash to be paid by MGM under this Section 6(d).

     (e) To the extent otherwise exercisable, the Participant can exercise all or a portion of the Series A Option or the Series B Option, and as to the Series B Option can exercise all or a portion of the Series B ISO or the Series B Non-ISO in any order or combination selected by the Participant.

     7.  FAIR MARKET VALUE.  "Fair Market Value", with respect to a Common Share
         -----------------    -----------------
as of any Option Determination Date, means the fair market value of the Common Shares. If the Common Shares are not publicly traded, fair market value will be determined by the Board or the Committee and may be computed by any method which the Board or the Committee in good faith believes will reflect the fair market value of the Common Shares on the date of determination. If the Common Shares are publicly traded, fair market value will be the closing sale price per share of the Common Shares, for securities listed on a national securities exchange, or the closing bid price per share of the Common Shares, for securities quoted by NASDAQ, on the day in question (or, if such day is not a trading day or if no sales of Common Shares were made on such day, on the nearest preceding trading day on which sales of Common Shares were made), as reported in The Wall Street
                                                               ---------------
Journal, Western Edition, or, if trading in the Common Shares is not then
------------------------
reported in The Wall Street Journal, Western Edition, at the closing sale or bid
            ----------------------------------------
price as may then appear in what the Board or the Committee in its judgment then deems to be the most nearly comparable listing or reporting service.

     8.  ANTIDILUTION ADJUSTMENTS; CERTAIN ACQUISITION TRANSACTIONS.
         ----------------------------------------------------------

     (a)  If MGM

           (i) pays a dividend or makes a distribution on its Common Shares in shares of its Common Shares;

          (ii) subdivides its outstanding shares of Common Shares into a greater number of shares;

         (iii) combines its outstanding shares of Common Shares into a smaller number of shares; or

          (iv) issues by reclassification of its Common Shares any shares of its capital stock;

then the $1,000 Exercise Price in Section 6(a) hereof and the number of Common Shares issuable on exercise of the Options shall be appropriately adjusted or, if the Exercise Price and number of Common Shares purchasable on exercise of the Options have then been adjusted pursuant to this Section 8, the then Exercise Price and number of Common Shares purchasable on exercise of the Options as so adjusted shall be further appropriately adjusted.

     By way of illustration, if the $1,000 per Common Share Exercise Price and number of Common Shares purchasable on exercise of the Options have not then been adjusted pursuant to this Section 8, the $1,000 per Common Share Exercise Price and number of Common Shares purchasable on exercise of the Options would become, if MGM (i) paid a dividend per Common Share of one-tenth of a Common Share, $909.09, with the number of Common Shares purchasable on exercise of the Options being increased by 10% (i.e., if 1,000 Common Shares were purchasable on exercise before the stock dividend, 1,100 Common Shares would be purchasable on exercise thereafter), (ii) subdivided each of its outstanding Common Shares into
1.3 Common Shares, $769.23, with the number of Common Shares purchasable on exercise being increased by 30% (i.e., if 1,000 Common Shares were purchasable on exercise before the subdivision, 1,300 Common Shares will be purchasable on exercise thereafter), (iii) combined its outstanding Common Shares into 75% of the number of Common Shares outstanding before the combination, $1,333.33, with the number of Common Shares purchasable on exercise being decreased by 25% (i.e., if 1,000 Common Shares were purchasable on exercise before the subdivision, 750 Common Shares would be purchasable on exercise thereafter), or
(iv) reclassified its Common Shares so that each of its Common Shares becomes
1.5 Class A Common Shares, $666.67, with the number of Class A Common Shares purchasable being increased by 50% (i.e., if 1,000 Common Shares were purchasable on exercise before the reclassification, 1,500 Class A Common Shares would be purchasable on exercise thereafter).

     The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

     If in a reclassification a holder of Common Shares receives shares of two or more classes of capital stock of the MGM, appropriate adjustments shall be made in the shares of securities purchasable on exercise of Options.

     (b) If MGM is acquired by another person, however the acquisition is structured, or consolidates with another person, and in either case the holders of Common Shares of MGM receive equity securities of the acquiring person or its parent or Affiliate or, in the case of a consolidation, receive equity securities of the consolidated person, appropriate adjustments shall be made in the definition of Common Shares, the number of equity securities purchasable on exercise of Options and the $1,000 per Common Share Exercise Price in Section 6(a) hereof, as they may have then been adjusted pursuant to this Section 8. By way of illustration, if MGM is acquired by NewCo Inc. ("NewCo") and each Common Share becomes, as part of the transaction, two shares of Common Stock of NewCo plus the right to receive $300, then an Option to purchase Common Shares will be deemed to be an Option to purchase two times as many shares of Common Stock of NewCo, the $1,000 per Common Share Exercise Price, if not previously adjusted pursuant to this Section 8, will be deemed to be $350 (i.e., "x" divided by "y", where "x" is $1,000 minus $300 (or $700) and "y" is 2).

     9.  PAYMENT OF WITHHOLDING TAXES.  If MGM becomes obligated to withhold an
         ----------------------------
amount on account of any tax imposed as a result of the exercise of Options, including, without limitation, any federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax (each a "Withholding Liability"), Participant shall, on the date of exercise of an Option and as a condition to the issuance of the shares issuable upon exercise of the Option, pay the Withholding Liability to MGM in cash, by check payable to MGM, by the tendering of Common Shares with a Fair Market Value equal to the amount of the Withholding Liability or by a reduction in the amount of Common Shares or other securities or property otherwise issuable pursuant to the exercise of the Option with a Fair Market Value equal to the amount of Withholding Liability as of the Option Determination Date immediately preceding the exercise of the Option. Participant consents to MGM, Studios and the subsidiaries of each of them withholding the full amount of the Withholding Liability from any compensation or other amounts otherwise payable to Participant if Participant does not pay the Withholding Liability to MGM on the date of exercise of the Options in the manner described in this Section 9. Participant agrees that the withholding, and payment of any such amounts by MGM (or Studios or a subsidiary of MGM or Studios) to the relevant taxing authority will constitute full satisfaction of the obligation of any of them to pay such compensation or other amounts to Participant. Participant will indemnify MGM and hold it harmless from and against any federal, state or local withholding tax liability (including interest and penalties) that results from the exercise of Options, except to the extent that (i) any such penalties result from the failure of MGM to make a good faith determination of the amounts to withhold from Participant or (ii) any such liabilities, interest or penalties result from the failure of MGM to pay over to the relevant taxing authorities any sums withheld from, or paid to MGM by, Participant to satisfy any Withholding Liability.

     10.  NOTICES.  All notices and other communications required or permitted
          -------
to be given pursuant to this Agreement must be in writing and will be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to either MGM at 2500 Broadway Street, Santa Monica, CA 90404, Attention: Chief Executive and Financial Officers, or to Participant at the address set forth beneath his or her signature on the signature page hereto, or at such other addresses as MGM, on the one hand, or Participant, on the other, may designate by written notice, complying with this Section 10, to the other.

     11.  NONTRANSFERABILITY.  No Options or any interest therein may be sold,
          ------------------
assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than to a Permitted Transferee except that the Series B ISO will not be transferable other than by will or the laws of descent and distribution and during the Participant's lifetime can only be exercised by Participant.

     12.  AMENDED AND RESTATED PLAN.  The Options are granted pursuant to, and
          -------------------------
subject to the terms and conditions of, the Amended and Restated Plan, as it may be amended from time to time in accordance with its terms, and the Modification and Cancellation Agreement. Until the

Options have been exercised in full or terminated or expired, MGM will, upon written request, send a copy of the Amended and Restated Plan, in its then-current form, to Participant or any other person or entity or any Permitted Transferee who then holds the Series A Option, Series B Option or any portion of either of them.

     13.  NO STOCKHOLDER RIGHTS.  The Options are not considered to be equity
          ---------------------
securities of MGM and will not have any rights to vote or receive dividends.

     14.  NO EMPLOYMENT RIGHTS.  Subject to the provisions of any written
          --------------------
employment agreement between Participant and MGM, Studios or a subsidiary of either, neither any provision of the Amended and Restated Plan or this Agreement nor the holding of the Options (a) confers upon Participant any right to continue in the employ of MGM, Studios or any of their subsidiaries, (b) affects the right of MGM, Studios and each of their subsidiaries to terminate the employment of Participant, with or without Cause and for any reason or without reason, or (c) confers on Participant any right to participate in any employee welfare or benefit plan or other program of MGM, STUDIOS OR ANY OF THEIR SUBSIDIARIES OTHER THAN THE AMENDED AND RESTATED PLAN. PARTICIPANT ACKNOWLEDGES AND AGREES THAT, SUBJECT TO ANY WRITTEN EMPLOYMENT AGREEMENT BETWEEN PARTICIPANT AND ANY OF MGM, STUDIOS OR A SUBSIDIARY OF MGM OR STUDIOS, MGM, STUDIOS AND EACH OF THEIR SUBSIDIARIES MAY TERMINATE THE EMPLOYMENT OF PARTICIPANT AT ANY TIME
(x) WITH OR WITHOUT CAUSE AND (y) FOR ANY REASON OR FOR NO REASON.

     15.  TERMINATION OF OPTIONS.  Options will terminate (a) as provided in
          ----------------------
Section 4(a)(ii) hereof, (b) to the extent exercised and (c) upon the earlier to occur of (x) the liquidation, dissolution and winding up of MGM, except as provided in Section 8 hereof, or (y) the date specified after the signature of Participant below.

     16.  ARBITRATION OF DISPUTES.
          -----------------------

     (a) The Fair Market Value of any Common Share (including the value of any non-cash distributions and payments per Common Share) will be determined as provided in Section 6(d).

     (b) Except as provided in Sections 6(d) and 16(a) hereof, all disputes between Participant and MGM, however significant, arising out of, relating in any way to, or in connection with, this Agreement (including the validity, scope and enforceability of this arbitration provision) will be settled only by an arbitration (x) conducted in accordance with the then rules of the American Arbitration Association or any similar successor body and (y) held in Los Angeles, California.

     (c) The arbitration will be held before a single arbitrator mutually agreed to by the parties to the arbitration, except that, if the parties fail to agree to an arbitrator within 20 days from the date on which the claimant's request for arbitration is delivered to the other party to the arbitration, the arbitration shall be held before an arbitrator appointed by the American Arbitration Association.

     (d) Discovery will be available in the arbitration proceedings pursuant to the provisions of California Code of Civil Procedure Section 1283.05, which are incorporated herein by reference and made applicable to any arbitration held pursuant to this Section.

     (e) The award of the arbitrator will be made within 90 days from the date on which the arbitrator is selected. The award of the arbitrator will be final and, to the greatest extent allowed by law, the parties agree to waive their right to any form of appeal. The arbitrator must award costs and fees, including the fees of the arbitrator, to the prevailing party. Judgment on any award of the arbitrator may be entered in any court having jurisdiction or application may be made to such court for the judicial acceptance of the award and for one or more orders of enforcement.

     17.  GOVERNING LAW.  Except to the extent provided in Section 16(d) hereof,
          -------------
this Agreement and the Options issued under this Agreement are governed by and are to be construed and enforced in accordance with the internal laws, and not the laws pertaining to choice or conflict of laws, of the State of Delaware.

     18.  SEVERABILITY; SUCCESSORS.  If any provision or portion of this
          ------------------------
Agreement is illegal or unenforceable, the other portions of this Agreement will not be affected by the illegality or unenforceability. This Agreement will be binding on MGM and Participant and their respective successors and assigns, however such succession or assignment is effected.

     19.  AMENDED AND RESTATED SHAREHOLDERS AGREEMENT.  Participant and MGM
          -------------------------------------------
agree that all Common Shares, and other securities issuable to Participant upon the exercise of Options, will be subject to and entitled to the benefits of the Amended and Restated Shareholders Agreement.

     20.  OPTIONS AND SHARES ISSUABLE UPON EXERCISE NOT REGISTERED.
          --------------------------------------------------------

     (a) Participant, by accepting the Options, acknowledges that the Options are not, and the Common Shares and other securities issuable upon exercise of the Options may not be, registered under the Securities Act, and represents that he or she has acquired the Options for his or her own account and not with a present view to, or in connection with, any distribution thereof in violation of the Securities Act. Unless and until registered under the Securities Act, each stock certificate representing the Common Shares and other securities purchased upon exercise of one or more Options shall be stamped or otherwise imprinted with the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "ACT") AND MAY BE OFFERED OR SOLD ONLY IF REGISTERED UNDER ACT OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THESE SECURITIES ARE SUBJECT TO CERTAIN LIMITATIONS ON TRANSFER AND CERTAIN AGREEMENTS WITH RESPECT TO VOTING SET FORTH IN AN AMENDED AND RESTATED SHAREHOLDERS AGREEMENT DATED AS OF AUGUST 4, 1997 BY AND AMONG SEVEN NETWORK LIMITED, TRACINDA CORPORATION, METRO-GOLDWYN-MAYER INC. METRO-GOLDWYN-MAYER STUDIOS INC. AND CERTAIN OTHER PERSONS (THE "AGREEMENT"), INCLUDING, BUT NOT LIMITED TO, RESTRICTIONS ON THEIR SALE, TRANSFER OR OTHER

          DISPOSITION. A COPY OF THE AGREEMENT IS ON FILE WITH THE SECRETARY OF METRO-GOLDWYN-MAYER INC."

     (b) MGM will, at its expense, use its best efforts to (x) within six months after the IPO or, if earlier, within six months after MGM becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, both file with the Securities and Exchange Commission and have declared effective a registration statement covering the issuance and, to the extent required for the public resale thereof, the sale by Participant of the Common Shares or other securities issuable on exercise of the Options and (y) cause that registration statement(s) to remain current and effective as long as the Series A Option or the Series B Option is exercisable or, if longer, to the extent required for the public resale by Participant of the Common Shares or other equity securities acquired or that may be acquired on exercise of the Series A Option or the Series B Option.

     21.  DISQUALIFYING DISPOSITION.  If Participant makes a "disposition,"
          -------------------------
within the meaning of Section 424(c) of the Code and the regulations promulgated thereunder, of any Common Share or Common Shares issued to Participant pursuant to any exercise of the Series B ISO within the two-year period commencing on the day after the date hereof or within the one-year period commencing on the day after the date of transfer of such Common Share or Common Shares to Participant pursuant to such exercise, Participant must, within ten days of such disposition, notify MGM thereof in accordance with Section 10 hereof.


METRO-GOLDWYN-MAYER INC.             PARTICIPANT
By:  ____________________________    ________________________________________
Name:  __________________________    [Name of Participant], by ______________,
Title:  _________________________    attorney-in-fact /1/

                                     ________________________________________
                                     Street Address

                                     ________________________________________
                                     City, State and Zip Code

                                     ________________________________________
                                     Social Security Number

                                     Number of Common Shares
                                     subject to the Series A Option: _______ /2/

                                     Number of Common Shares
                                     subject to the Series B Option: _______ /3/

                                     Expiration of Options: ________, 200_. /4/

                                     Section 3(a) is applicable to Participant.
                                     [Yes/No] /5/

                                     Section 3(b) is applicable to Participant:
                                     [Yes/No] /6/ and Participant's Date of
                                     Grant of options under the Original Plan was ____________, 1997. /7/


___________________

Footnotes 1-7 are on the following page.

___________________

[Footnotes for the prior page]

/1/ To be signed pursuant to the power of attorney provided for in Section 6 of Participant's Modification and Cancellation Agreement.

/2/ This will be the number of Common Shares set forth under the heading "Series A Options" in Section 11 of Participant's Modification and Cancellation Agreement, before the Antidilution Adjustment provided for in the Modification and Cancellation Agreement.

/3/ This will be the number of Common Shares set forth under the heading "Series B Options" in Section 11 of Participant's Modification and Cancellation Agreement, before the Antidilution Adjustment provided for in the Modification and Cancellation Agreement.

/4/ This date will be one day short of ten years after the date of grant of options to Participant under the Original Plan.

/5/ Section 3(a) will be applicable to Participant if Participant was employed by MGM or Studios on October 10, 1996 and the Date of Grant of options to Participant under the Original Plan was before October 1, 1997.

/6/ Section 3(b) will be applicable to Participant if Participant was not employed by MGM or Studios on October 10, 1996 or if the Date of Grant of options to Participant under the Original Plan was on or after October 1, 1997.

/7/ The date that Participant was granted options under the Original Plan will be filled in here.